SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) September 25, 2001
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                           ORIENT-EXPRESS HOTELS LTD.
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             (Exact name of registrant as specified in its charter)

                                     Bermuda
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                 (State or other jurisdiction of incorporation)

        1-16017                                       98-0223493
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(Commission File Number)                     (IRS Employer Identification No.)

         41 Cedar Avenue
         P.O. Box HM 1179
         Hamilton HMEX, Bermuda
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        (Address of principal executive offices)    (Zip Code)

                                  441-295-2244
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         (Registrant's telephone number, including area code)



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         (Former name or former address, if changed since last report)

ITEM 5.  Other Events

On September 25, 2001, Orient-Express Hotels Ltd. announced its intention to acquire up to 1 million of its outstanding class A common shares in open mark transactions. The company's Chairman, James B. Sherwood, also announced that he and the company's President, Simon M.C. Sherwood, were also making open market purchases of shares for their own accounts additional to the shares which the company planned to buy.

To date, Orient-Express Hotels has purchased 100,000 of its class A common shares which will be promptly cancelled and credited to authorized but unissued share capital, James B. Sherwood has purchased 50,000 shares (bringing his total beneficial ownership to 182,300 shares) and Simon M.C. Sherwood has purchased 4,300 shares (bringing his total beneficial ownership to 14,400 shares).



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ORIENT-EXPRESS HOTELS LTD.



Date:  October 4, 2001                      By: /s/ E.S. Hetherington
                                                ---------------------
                                                Edwin S. Hetherington
                                                Secretary








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